UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 21, 2026

AMERICAN REBEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41267	47-3892903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

218 3rd Avenue North, #400 Nashville, Tennessee	37201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 267-3235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AREB	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	AREBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Streeterville Capital Exchange Agreements

On January 22, 2026, the Company entered into eighteen separate Exchange Agreements (the “Exchanges”) with Streeterville Capital, LLC (“Streeterville”). Further, on January 26, 2026, the Company entered into an additional exchange agreement with Streeterville.

The Company previously entered into that certain Secured Promissory Note (the “Note”), with an original issuance date of June 26, 2025 in the principal amount of $5,470,000.

Pursuant to the Exchanges, the Company and Streeterville agreed to partition new Secured Promissory Notes in the original principal amounts totaling $2,234,400 (the “Partitioned Notes”) from the Note and then cause the outstanding balance of the Note to be reduced by an amount equal to the initial outstanding balances of the Partitioned Notes. Concurrently, the Partitioned Notes were exchanged for 7,008,773 shares of the Company’s common stock. Pursuant to the January 26, 2026 exchange agreement, the Company and Streeterville agreed to partition a new secured promissory note in the original principal amount totaling $7,617.54 from the Note and then exchanged such amount for 34,831 shares of the Company’s common stock.

The form of Exchange Note was identical for each exchange except for the Partitioned Note amounts and number of shares converted thereunder.

The foregoing descriptions of the Exchanges are not a complete description of all of the parties’ rights and obligations under the Exchange, and is qualified in its entirety by reference to the Form Exchange Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On January 21, 2026, Silverback Capital Corporation (“SCC”), pursuant to the Settlement Agreement and Stipulation dated as of October 28, 2025, as amended, requested the issuance of 450,000 shares of Common Stock to SCC, representing a payment of approximately $143,437.50.

On January 22, 2026, SCC requested the issuance of 470,000 shares of Common Stock to SCC, representing a payment of approximately $145,700.

On January 22, 2026, the Company issued Streeterville 7,008,773 shares of common stock pursuant to the Exchanges set forth in Item 1.01 above.

On January 26, 2026, the Company issued Streeterville 34,831 shares of common stock pursuant to the exchange set forth in Item 1.01 above.

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All of the above-described issuances (if any) were exempt from registration pursuant to Section 4(a)(2), and/or Regulation D of the Securities Act as transactions not involving a public offering. With respect to each transaction listed above, no general solicitation was made by either the Company or any person acting on its behalf. All such securities issued pursuant to such exemptions are restricted securities as defined in Rule 144(a)(3) promulgated under the Securities Act, appropriate legends have been placed on the documents evidencing the securities, and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 herein is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the corporate action approved by the Company’s stockholders by written consent in lieu of a meeting of stockholders dated November 25, 2025, a majority of the stockholders of the Company approved a Certificate of Amendment to the Company’s Second Amended and Restated Articles of Incorporation (the “Certificate of Amendment”) to effect a reverse stock split of the Company’s shares of common stock, par value $0.001 per share (the “Common Stock”), at a ratio of up to 1-for-25 (the “Reverse Stock Split”), with such ratio to be determined in the sole discretion of the Company’s Board of Directors (the “Board”) and with the Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion at any time within twelve (12) months of such stockholder approval. The Board set the Reverse Stock Split ratio at 1-for-20 and approved and authorized the filing of the Certificate of Amendment on January 13, 2026, with the Certificate of Amendment to become effective as of 12:00 a.m., Eastern Time, on February 2, 2026 (the “Effective Time”).

As of the date of this Current Report on Form 8-K the Company has NOT received a deficiency notice regarding the bid price rule from the listing qualifications staff at The Nasdaq Capital Market (“Nasdaq”).

As a result of the Reverse Stock Split, every twenty (20) shares of the Company’s pre-Reverse Stock Split Common Stock will be combined into one (1) share of the Company’s post-Reverse Stock Split Common Stock, without any change in par value per share. No fractional shares will be issued in connection with the Reverse Stock Split and all such fractional interests will be rounded up to the nearest whole number of shares of Common Stock. Further, no current owner of 100 or more shares will be reduced to less than 100 shares.

The Reverse Stock Split is intended for the Company to regain compliance with the minimum bid price requirement of $1.00 per share of Common Stock for continued listing on Nasdaq. The Reverse Stock Split will be effective at 12:00 a.m., Eastern Time, on February 2, 2026, and the Common Stock and publicly trades warrants (symbol “AREBW”) are expected to begin trading on a Reverse Stock Split-adjusted basis on Nasdaq at the opening of the market on February 2, 2026. The trading symbol for the common stock will remain “AREB,” and the new CUSIP number of the common stock following the Reverse Stock Split is 02919L 802. The publicly traded warrants will continue to trade on Nasdaq under the symbol “AREBW” with the same CUSIP number of 02919L 117.

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The Company’s transfer agent, Securities Transfer Corporation, is acting as the exchange agent and paying agent for the Reverse Stock Split.

The Reverse Stock Split does not affect the Company’s authorized preferred stock. After the Reverse Stock Split, the Company’s authorized preferred Stock of 10,000,000 shares remained unchanged. Additionally, the Reverse Stock Split will not affect the par value of the preferred stock, or previously designated series of preferred stock, except to affect, where applicable, the conversion rates of such preferred stock. The Reverse Stock Split will have no effect on the voting or conversion rights of the outstanding shares of Series A Preferred Stock, which shall remain at 1,000:1 and 500:1, respectively, or the conversion rights of the Series C and D Convertible Preferred Stock, which shall remain at 5:1 (each share of Series C and D Convertible Preferred Stock is convertible into five shares of Common Stock).

Each stockholder’s percentage ownership interest in the Company and proportional voting power remains virtually unchanged as a result of the Reverse Stock Split, except for minor changes and adjustments that will result from rounding fractional shares into whole shares and accounting for the fact no current owner of 100 or more shares will be reduced to less than 100 shares. The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the Reverse Stock Split.

In addition, the Reverse Stock Split will apply to the Common Stock issuable upon the exercise of the Company’s outstanding publicly traded warrants, other warrants, stock options and other derivative securities, with proportionate adjustments to be made to the exercise price thereof. All outstanding Company options, publicly traded warrants, other warrants and convertible/derivative securities entitling the holders thereof to purchase shares of Common Stock, if any, will enable such holders to purchase, upon exercise thereof, fewer of the number of shares of Common Stock which such holders would have been able to purchase upon exercise thereof immediately preceding the Reverse Stock Split, at the same total price (but a higher per share price) required to be paid upon exercise thereof immediately preceding the Reverse Stock Split

The summary of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which was filed as Exhibit 3.1 to the Form 8-K filed on January 21, 2026.

Item 7.01. Regulation FD Disclosure.

On January 28, 2026, the Company issued an additional press release with respect to the Reverse Stock Split. A copy of the second press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”).

The information contained in this Item 7.01 of this Current Report, including Exhibit 99.1 hereto, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Item 7.01 of this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Form of Streeterville Exchange Agreement
99.1	Reverse Stock Split Second Press Release dated January 28, 2026
104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REBEL HOLDINGS, INC.

Date:	January 28, 2026	By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr.
Chief Executive Officer

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